UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

Infrastructure & Energy Alternatives, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-37796	47-4787177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way, Suite 460, Indianapolis, Indiana 46278

(Address of principal executive offices, including zip code)

(800) 688-3775

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	IEA	The Nasdaq Stock Market LLC
Warrants for Common Stock	IEAWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On July 24, 2022, Infrastructure and Energy Alternatives, Inc., a Delaware corporation (“IEA” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, MasTec, Inc., a Florida corporation (“MasTec” or “Parent”), and Indigo Acquisition I Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Parent.

On August 29, 2022, Parent filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “Registration Statement”) which included a proxy statement/prospectus with respect to the special meeting of the Company stockholders scheduled to be held on October 7, 2022 to, among other things, vote on a proposal to adopt and approve the Merger Agreement. The Registration Statement was declared effective by the SEC on September 8, 2022, and the definitive proxy statement/prospectus was filed with the SEC on September 8, 2022 (the “Definitive Proxy Statement/Prospectus”).

Threatened Stockholder Litigation

Between September 8, 2022 and September 30, 2022, 2022, the Company received four letters on behalf of purported stockholders of the Company generally alleging concerns regarding the disclosures in the Definitive Proxy Statement/Prospectus (the “Demand Letters”). In these Demand Letters, these purported stockholders threaten litigation regarding the alleged deficient disclosures. No litigation relating to Definitive Proxy Statement/Prospectus or the Merger Agreement has been filed as of the filing of this Current Report on Form 8-K.

Although the Company believes that the disclosures set forth in the Definitive Proxy Statement/Prospectus comply fully with all applicable law and denies the allegations in the Demand Letters, in order to moot the disclosure claims, avoid nuisance and possible expense and business delays, and provide additional information to its stockholders, the Company has determined voluntarily to supplement certain disclosures in the Definitive Proxy Statement/Prospectus related to the claims with the supplemental disclosures set forth below (the “Supplemental Disclosures”). These Supplemental Disclosures should be read in conjunction with the rest of the Definitive Proxy Statement/Prospectus, which is available at the SEC’s website, www.sec.gov and which we urge you to read in its entirety. Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company and its directors and officers specifically deny all allegations in the Demand Letters, including the allegations that any additional disclosure was or is required or material.

To the extent that the information set forth herein differs from or updates information contained in the Definitive Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All references to sections and subsections herein are references to the corresponding sections or subsections in the Definitive Proxy Statement/Prospectus, all page references are to pages in the Definitive Proxy Statement/Prospectus, and terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement/Prospectus.

1.	The disclosure under the heading “Transaction Summary – Opinion of IEA’s Financial Advisor – Summary of Lazard Financial Analyses – Selected Comparable Company Multiples Analysis” is hereby amended by adding the following to the table titled “Specialty E&C Companies” following the last sentence on page 56:

Specialty E&C Companies:

	Enterprise Value (Millions)	2022E EBITDA Multiple	2023E EBITDA Multiple
Dycom Industries, Inc.	$3,614	11.2x	8.5x
MasTec, Inc.	$7,320	8.7x	6.9x
MYR Group, Inc.	$1,607	9.0x	8.3x
Primoris Services Corporation(1)	$2,147	6.5x	5.8x
Quanta Services, Inc.	$23,239	14.3x	13.2x

2.	The disclosure under the heading “Transaction Summary – Opinion of IEA’s Financial Advisor – Summary of Lazard Financial Analyses – Selected Comparable Company Multiples Analysis” is hereby amended by adding the following to the table titled “Specialty Civil E&C Companies” following the last sentence on page 56:

Specialty Civil E&C Companies:

	Enterprise Value (Millions)	2022E EBITDA Multiple	2023E EBITDA Multiple
Granite Construction Inc.	$1,292	6.0x	5.0x
Sterling Infrastructure, Inc.	$1,073	5.5x	4.9x
Tutor Perini Corporation	$1,077	4.4x	3.4x

3.	The disclosure under the heading “Transaction Summary – Opinion of IEA’s Financial Advisor – Summary of Lazard Financial Analyses – Selected Precedent Transactions Multiples Analysis” is hereby amended by adding the following to the table after the first sentence on page 58:

			Implied
			Enterprise
			Value		FY+1
Announcement Date	Acquiror	Target	(Millions)		Multiple
2020	Oaktree Capital Management LP	Signal Energy, LLC	NA	(1)	NA	(1)
May 2021	Confidential Buyer	Confidential Target	$371		6.7x
September 2021	Confidential Buyer	Confidential Target	$740	(2)	7.3x	(2)
October 2021	Quanta Services, Inc.	Blattner Holding Company	$2,700	(2)	10.0x	(2)
December 2021	Koch Industries	DEPCOM Power	NA	(1)	NA	(1)

(1)	Not publicly disclosed.

(2)	Excludes any contingent earnout consideration.

4.	The disclosure under the heading “Transaction Summary – Opinion of IEA’s Financial Advisor – Summary of Lazard Financial Analyses – Discounted Cash Flow Analysis” is hereby amended by replacing the second and third paragraphs on page 59 with the following:

The terminal value of IEA was calculated by applying various terminal year Adjusted EBITDA multiples ranging from 6.25x to 8.25x to IEA’s projected terminal year Adjusted EBITDA of $215 million. IEA’s projected terminal year Adjusted EBITDA was calculated by assuming from 2027 onwards a 2.25% EBITDA growth rate; a 2.25% growth rate for depreciation and amortization, change in net working capital and capital expenditures; and flat proceeds from the sale of property, plants and equipment and from stock-based compensation. The terminal year EBITDA multiples were selected by Lazard using its professional judgment and expertise by reference to historic and current EBITDA multiples of IEA comparable companies. The 2022 estimated EBITDA multiples and 2023 estimated EBITDA multiples of IEA comparable companies are set forth above in “— Selected Comparable Company Multiples Analysis.” The resulting range of implied present values of the ~~enterprise~~ terminal values for IEA of $657 million to $961 million was calculated based on estimated Adjusted EBITDA multiples for the next twelve-month period (referred to as “NTM”), calculated as a weighted average of the 2022 estimated EBITDA multiples (weighted 25%) and 2023 estimated EBITDA multiples (weighted 75%) of IEA comparable companies.

Lazard took the sum of the present value ranges for IEA’s future cash flows and terminal value to calculate a range of implied enterprise values. Lazard then subtracted the net debt of IEA of approximately $302 million (as described in further detail above in the paragraph immediately preceding “— Summary of Lazard Financial Analyses”) and calculated a range of implied per share equity values for IEA common stock. Based on that analysis, Lazard reviewed the implied price per share range for shares of IEA common stock as compared to the per share merger consideration as set forth below:

5.	The disclosure under the heading “Transaction Summary – Opinion of IEA’s Financial Advisor – Miscellaneous” is hereby amended by replacing the third paragraph on page 61 with the following:

In connection with Lazard’s services as financial advisor to IEA with respect to the merger, IEA agreed to pay Lazard a fee based on the aggregate consideration involved in the merger, calculated as of immediately prior to the closing of the merger (as of August 25, 2022, such amount was estimated to be approximately $17 million), which is payable contingent upon consummation of the merger. In addition, IEA agreed to pay Lazard a quarterly financial advisory fee of $300,000, beginning on January 1, 2022, 50% of which is creditable against any Transaction fee described above, subject to adjustment by mutual agreement after June 30, 2022. IEA has also agreed to reimburse Lazard for certain expenses incurred in connection with Lazard’s engagement and to indemnify Lazard and certain related persons under certain circumstances against various liabilities that may arise from or be related to Lazard’s engagement, including certain liabilities under United States federal securities laws. Other than as described above, IEA has not agreed to pay Lazard any other compensation in connection with the Transaction or in connection with any other investment banking services provided in the past two years, including with respect to strategic planning and financial matters.

6.	The disclosure under the heading “Transaction Summary – IEA Management’s Unaudited Prospective Financial Information” is hereby amended and supplemented by including the text and the table below (and with respect to the tables, exactly as the tables appear below) on page 64 of the Definitive Proxy Statement/Prospectus under the subheading “IEA Prior Management Plan”:

The following table presents a summary of the IEA financial projections prepared by IEA in February 2022 and provided to potential counterparties in the strategic outreach process.

	Fiscal Year Ended December 31
($ in mm)	2022E	2023E	2024E	2025E	2026E	2027E
Total Revenue	$2,492	$2,693	$2,873	$3,067	$3,270	$3,493
EBIT	$96	$162	$173	$183	$195	$205
Depreciation & Amortization	$48	$50	$53	$55	$58	$61
Stock-Based Compensation	$5	$5	$5	$5	$5	$5
Adjusted EBITDA(1)	$149	$216	$230	$243	$258	$271
Income Taxes	$(21)	$(43)	$(46)	$(49)	$(52)	$(54)
Changes in Net Working Capital	$(41)	$(20)	$(18)	$(19)	$(20)	$(22)
Net Capital Expenditures and Other Investments	(23)	(25)	(27)	(29)	(32)	(35)
Unlevered Free Cash Flow	$68	$128	$139	$146	$154	$160

(1)	Adjusted EBITDA represents net income, excluding the impact of income taxes, depreciation and amortization, interest expense and certain other non-cash, non-recurring and/or unusual, non-operating items including, but not limited to, non-cash stock compensation expense, fair value adjustments for warrants, and restructuring expenses.

7.	The disclosure under the heading “Transaction Summary – IEA Management’s Unaudited Prospective Financial Information” is hereby amended and supplemented by including the text and the table below (and with respect to the tables, exactly as the tables appear below) on page 64 of the Definitive Proxy Statement/Prospectus under the subheading “IEA Updated Management Plan”:

The following table presents a summary of the IEA financial projections prepared by IEA in July 2022 and, at the direction of IEA, Lazard utilized for purposes of Lazard’s analysis in connection with its evaluation of the merger and its opinion.

	Fiscal Year Ended December 31
($ in mm)	2022E	2023E	2024E	2025E	2026E	2027E
Total Revenue	$2,492	$2,687	$2,850	$3,004	$3,160	$3,324
EBIT	$96	$122	$131	$138	$144	$150
Depreciation & Amortization	$49	$51	$48	$51	$53	$56
Stock-Based Compensation	$5	$5	$5	$5	$5	$5
Adjusted EBITDA(1)	$149	$177	$184	$193	$202	$210
Income Taxes	$(26)	$(33)	$(35)	$(37)	$(39)	$(40)
Changes in Net Working Capital	$(41)	$(20)	$(16)	$(15)	$(16)	$(17)
Net Capital Expenditures and Other Investments	$(23)	$(25)	$(27)	$(29)	$(31)	$(33)
Unlevered Free Cash Flow	$59	$100	$106	$112	$117	$121

(1)	Adjusted EBITDA represents net income, excluding the impact of income taxes, depreciation and amortization, interest expense and certain other non-cash, non-recurring and/or unusual, non-operating items including, but not limited to, non-cash stock compensation expense, fair value adjustments for warrants, and restructuring expenses.

8.	The disclosure under the heading “Transaction Summary – Interests of IEA’s Directors and Executive Officers in the Transaction” is hereby amended by adding the following to the paragraph that begins on page 64 and ends on page 65:

As of the signing of the Merger Agreement and as of the date hereof, no post-closing employment arrangements for members of IEA senior management had been proposed by, or secured with, Parent.

Additional Information and Where To Find It

This filing relates to a proposed acquisition of Infrastructure & Energy Alternatives, Inc. (IEA) by MasTec, Inc. (MasTec). In connection with the proposed acquisition, MasTec and IEA have filed relevant materials with the Securities and Exchange Commission (SEC), including a Registration Statement on Form S-4 filed by MasTec that included a definitive proxy statement of IEA and also constitute a prospectus with respect to the shares of common stock of MasTec to be issued in the proposed transaction. This communication is not a substitute for any prospectus, proxy statement or any other document that may be filed with the SEC in connection with the proposed business combination.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by MasTec may be obtained free of charge at MasTec’s website at MasTec.com. Copies of documents filed with the SEC by IEA may be obtained free of charge on IEA’s website at iea.net.

Participants in the Solicitation

IEA and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of IEA stockholders in connection with the proposed transaction and their interests in the transaction are set forth in the proxy statement/prospectus described above filed with the SEC on September 8, 2022. To the extent the holdings of IEA securities by IEA directors and executive officers have changed since the amounts set forth in the Definitive Proxy Statement/Prospectus, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at iea.net.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

By:	/s/ Erin J. Roth
	Name:	Erin J. Roth
	Title:	Executive VP, General Counsel and Corporate Secretary

Date: September 30, 2022